Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of November 18, 2005 to the Credit Agreement dated as of March 31, 2004 (the “Credit Agreement”) among ARAMARK SERVICES, INC., ARAMARK UNIFORM & CAREER APPAREL GROUP, INC., and ARAMARK CANADA LTD. (the “Borrowers”), ARAMARK CORPORATION (the “Parent Guarantor”), the LENDERS party hereto, JPMORGAN CHASE BANK, N.A. (as “General Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, (as “Canadian Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Revolving Maturity Date from March 31, 2009 to November 18, 2010, (ii) reduce the rates of interest applicable to Loans thereunder, the Facility Fee Rate and the fee rates for outstanding, but undrawn, Letters of Credit issued thereunder, (iii) to grant to the Borrowers an option to extend the Revolving Maturity Date for one year past the Revolving Maturity Date then in effect and (iv) to effect the other changes set forth herein; and

WHEREAS, Letters of Credit and Bankers’ Acceptances, but no other Loans, are outstanding under the Credit Agreement as of the date hereof;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement are amended to read in their entirety as follows:

“LC Cut-Off Date” means (i) October 19, 2010 or (ii) if the Revolving Maturity Date has been extended pursuant to Section 4.09(b)(2) as to all Lenders, the 30th day prior to the Revolving Maturity Date as so extended.

“Revolving Maturity Date” means November 18, 2010 or such later date to which the Revolving Maturity Date may be extended pursuant to Section 4.09(b) or, if either such day is not a Business Day, the next preceding Business Day.

SECTION 3. Reduction of Interest Rates and Fees. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

SECTION 4. Change in Commitments. With effect from and including the date hereof, the Commitment(s) of each Lender shall be the amount(s) set forth opposite the name of such Lender on the attached Commitment Schedule, which shall become the Commitment Schedule referred to in the Agreement. Any Lender under the Agreement not listed on such Commitment Schedule (a “Departing Lender”) shall upon such effectiveness cease to be a Lender party to the Agreement and all accrued fees and other amounts payable under the Agreement for the account of each Departing Lender shall be due and payable on such date; provided that the provisions of Sections 10.03, 10.04 and 13.03 of the Agreement shall continue to inure to the benefit of each Departing Lender. The participation of each Departing Lender in each Letter of Credit outstanding on the date hereof shall terminate as of the date hereof, and the participations therein of the other Lenders shall be redetermined on the basis of their applicable Commitments after giving effect hereto.

SECTION 5. Extension Option. Section 4.09 of the Credit Agreement is deleted in its entirety and replaced with the following:

Section 4.09. Scheduled Termination of Commitments; Extension Option. (a) Unless earlier terminated pursuant to the other provisions of their Agreement, the Commitments of each Class shall terminate on the Revolving Maturity Date.

(b)(1) The Revolving Maturity Date may be extended from time to time in the manner set forth in this subsection (b) for a period of one year from the Revolving Maturity Date then in effect. If the Borrowers wish to request an extension of the Revolving Maturity Date, the Borrowers shall give written notice to that effect to the General Administrative Agent, whereupon the General Administrative Agent shall promptly notify each of the Lenders of such request. Each Lender shall use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its sole and absolute discretion, within 30 days of such notice to the General Administrative Agent. Any Lender not responding to such request within such time period shall be deemed to have responded negatively to such request. The Borrowers may require that the Lenders that do not elect to extend the Revolving Maturity Date transfer their Commitments in their entirety pursuant to Section 10.06.

(2) If all the Lenders (including assignees and excluding their respective transferor Lenders) respond affirmatively, then, subject to (i) the satisfaction of the conditions specified in Sections 5.02(c) and (d) and (ii) the receipt by the General Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit L hereto duly completed and signed by all the parties hereto, the Revolving Maturity Date shall be extended to the first anniversary of the Revolving Maturity Date then in effect.

(3) If less than all the Lenders, but the Required Lenders (including assignees and excluding their respective transferor Lenders) respond affirmatively, then subject to (i) the satisfaction of the conditions specified in Sections 5.02(c) and (d) and (ii) the receipt by the General Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit L hereto duly completed and signed by all of the Lenders agreeing to such extension under this Section 4.09(b)(3) (the “Extending Lenders”), the Revolving Maturity Date shall be extended with respect to the Extending Lenders, but not with respect to any other Lenders, to the first anniversary of the Revolving Maturity Date then in effect.

SECTION 6. Other Amendments. (a) Section 4.05(b) is hereby amended by deleting the phrase “corresponding to Utilization ≥ 50%.”

(b) Section 6.04 of the Credit Agreement is hereby amended by replacing the date “October 3, 2003” wherever it appears with the date “October 1, 2004.”

(c) Exhibit L attached hereto is added as Exhibit L to the Credit Agreement.

SECTION 7. Representations of Obligors. Each Obligor represents and warrants that (i) the representations and warranties of such Obligor set forth in Article 6 of the Credit Agreement are true in all material respects on and as of the date hereof and (ii) no Default has occurred and is continuing on the date hereof.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 10. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the General Administrative Agent, from each of the parties hereto, of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the General Administrative Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ARAMARK SERVICES, INC.

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	Executive Vice President

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	/s/ Christopher S. Holland
Name:	Christopher S. Holland
Title:	Treasurer

ARAMARK CANADA LTD.

By:	/s/ Karen Wetselaar
Name:	Karen Wetselaar
Title:	Vice President - Finance

ARAMARK CORPORATION

By:	/s/ L. Frederick Sutherland
Name:	L. Frederick Sutherland
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and U.S. Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Lender

By:	/s/ Christine Chan
Name:	Christine Chan
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Harvey Thayer
Name:	Harvey Thayer
Title:	Managing Director

CITIBANK, N.A.

By:	/s/ Sandy Salgado
Name:	Sandy Salgado
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	Joint General Manager

WACHOVIA BANK, N.A.

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Vice President

CALYON New York Branch

By:	/s/ Samuel L. Hill
Name:	Samuel L. Hill
Title:	Managing Director

By:	/s/ David Cagle
Name:	David Cagle
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Denise D. Killen
Name:	Denise D. Killen
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:	/s/ Theodore Cox
Name:	Theodore Cox
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

NATIONAL CITY BANK, CANADA BRANCH

By:	/s/ G.W. Hines
Name:	G.W. Hines
Title:	S.V.P.

THE BANK OF NOVA SCOTIA, as Canadian Lender

By:	/s/ Brian Evans
Name:	Brian Evans
Title:	Managing Director

By:	/s/ Jason Fielden
Name:	Jason Fielden
Title:	Associate Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:	/s/ Christian Giordano
Name:	Christian Giordano
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

BNP PARIBAS

By:	/s/ Christopher Criswell
Name:	Christopher Criswell
Title:	Managing Director

By:	/s/ Angela Bentley-Arnold
Name:	Angela Bentley-Arnold
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ Patrick Vatel
Name:	Patrick Vatel
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

NATIONAL CITY BANK

By:	/s/ Anne Marie Hughes
Name:	Anne Marie Hughes
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Todd S. Meller
Name:	Todd S. Meller
Title:	Managing Director

COMERICA BANK

By:	/s/ Richard C. Hampson
Name:	Richard C. Hampson
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

KBC BANK N.V.

By:	/s/ Robert M. Surdam. Jr.
Name:	Robert M. Surdam. Jr.
Title:	Vice President

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

MELLON BANK, N.A.

By:	/s/ Laurie G. Dunn
Name:	Laurie G. Dunn
Title:	First Vice President

U.S. BANK N.A.

By:	/s/ Michael P. Dickman
Name:	Michael P. Dickman
Title:	Vice President

WILLIAM STREET CREDIT CORPORATION

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

PRICING SCHEDULE

Each of “Facility Fee Rate”, “Euro-Currency Margin” and “BA Margin” means, for any date, the rate set forth below in the row opposite such term and under the column corresponding to the “Pricing Level” that applies for such date:

	Level I	Level II	Level III	Level IV	Level V	Level VI
Facility Fee Rate	.07%	.08%	.10%	.125%	.175%	.25%
Euro-Currency Margin	.33%	.42%	.45%	.50%	.70%	1.0%
BA Margin	.33%	.42%	.45%	.50%	.70%	1.0%

For purposes of this Schedule, the following terms have the following meanings, subject to the last paragraph of this Schedule:

“Level I Pricing” applies at any date if, at such date, ARAMARK Services’ long term unsecured senior, non-credit enhanced debt is rated A- or higher by S&P or A3 or higher by Moody’s.

“Level II Pricing” applies at any date if, at such date, ARAMARK Services’ long term unsecured senior, non-credit enhanced debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody’s and Level I Pricing does not apply.

“Level III Pricing” applies at any date if, at such date, ARAMARK Services’ long term unsecured senior, non-credit enhanced debt is rated BBB or higher by S&P or Baa2 or higher by Moody’s and neither Level I Pricing nor Level II Pricing applies.

“Level IV Pricing” applies at any date if, at such date, ARAMARK Services’ long term unsecured senior, non-credit enhanced debt is rated BBB- or higher by S&P or Baa3 or higher by Moody’s and none of Level I Pricing, Level II Pricing and Level III Pricing applies.

“Level V Pricing” applies at any date if, at such date, ARAMARK Services’ long term unsecured senior, non-credit enhanced debt is rated BB+ or higher by S&P or Ba1 or higher by Moody’s and none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

“Level VI Pricing” applies at any date if, at such date, no other Pricing Level applies.

In the case of a split rating from S&P and Moody’s (a) if the ratings differential is one grade level, the rating to be used to determine the applicable Pricing Level is the higher rating (the lower pricing) and (b) if the ratings differential is greater than one level, the rating to be used to determine the applicable Pricing Level is the rating which is one grade higher than the lower rating.

EXHIBIT L

EXTENSION AGREEMENT

ARAMARK Services, Inc.
ARAMARK Uniform & Career Apparel Group, Inc.
1101 Market Street
Philadelphia, Pennsylvania 19107

ARAMARK Canada Ltd.
811 Islington Avenue
Toronto, ON M82 5W8

JP Morgan Chase Bank, N.A., as General Administrative Agent under the Credit Agreement
270 Park Avenue
New York, NY 10017

Ladies and Gentlemen:

The undersigned hereby agree to extend, effective [        ], their respective Commitments and the Revolving Maturity Date under the Credit Agreement dated as of March 31, 2004, as amended, among ARAMARK Services, Inc., ARAMARK Uniform & Career Apparel Group, Inc., and ARAMARK Canada Ltd., ARAMARK Corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., and JPMorgan Chase Bank, N.A., Toronto Branch (the “Credit Agreement”) for one year to [date to which Commitments are extended] pursuant to Section 4.09(b) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were the same instrument.

[NAME OF BANK]

By:
Title: